UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 Form 8-K


                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


     Date of Report (Date of Earliest Event Reported) January 31, 2004


                     Commission File Number  333-51180
                                           -----------



                         OMEGA VENTURES GROUP, INC.
                  Formerly known as Office Managers, Inc.
              ------------------------------------------------
          (Exact Name of Registrant as Specified in its Charter)


          NEVADA                                             87-0661638
-------------------------------                       ---------------------
(State or other jurisdiction of                        (I.R.S. Employer
 incorporation or organization)                      Identification Number)




          136 East South Temple, Suite 1600, Salt Lake City, Utah
          --------------------------------------------------------
                  (Address of principal executive offices)

                                   84111
                                  -------
                                 (Zip Code)


                               (801) 363-2599
                              ----------------
              (Registrant's Executive Office Telephone Number)

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On or about January 30, 2004, Sellers & Andersen, the independent auditors for Omega Ventures Group, Inc., (the "Company"), merged with the accounting firm of Madsen & Associates, CPAs, Inc. The Company has engaged Madsen & Associates to audit its financial statements for the year ending December 31, 2003. The Company's board of directors participated in and approved the decision to engage Madsen & Associates.

     The audit report of Sellers & Andersen for the year ended December 31, 2003, contained a modification expressing substantial doubt as to Company's ability to continue as a going concern. The audit report contained no other adverse opinion, disclaimer of opinion or modification as to uncertainty, audit scope or accounting principle.

     In connection with its audits for the past two fiscal years and review of unaudited financial statements through September 30, 2003, and through the date Sellers & Andersen merged with Madsen & Associates, there have been no disagreements with Sellers & Andersen on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which if not resolved to the satisfaction of Sellers & Andersen, would have caused them to make reference thereto on the financial statements.

     During the two most recent fiscal years and through the date of the merger of Sellers & Andersen and Madsen & Associates, there have been no reportable events as set forth in Regulation S-B, Item 304(a)(1)(iv).

     The Company has provided Sellers & Andersen a copy of this Form 8-K and has requested Sellers & Andersen to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Sellers & Andersen agrees with the above statements. A copy of the letter provided to the Company by Sellers & Andersen in response to this request is filed as Exhibit 16.1 to this Form 8-K.

     During the two most recent fiscal years and through the date of the merger between Andersen & Sellers and Madsen & Associates, the Company had not consulted with Madsen & Associates regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and no written report or oral advice was provided to the Company by concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions thereto, or a reportable event, as set forth in Item 304(a)(1)(iv) of Regulation S-B.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a) Exhibits

     16.1 Letter of Sellers & Andersen dated March 1, 2004 regarding the disclosure contained in Item 4 of this report on Form 8-K.


                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                              OMEGA VENTURES GROUP, INC.



Date: March 1, 2004           By: /S/ John M. Hickey
                                  -----------------------------
                                  John M. Hickey, President